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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant / /
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     / / Definitive Proxy Statement
     /X/ Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                          BEVERLY ENTERPRISES, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:

- --------------------------------------------------------------------------------

     /X/ Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------
     (3) Filing Party:

- --------------------------------------------------------------------------------
     (4) Date Filed:

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Dear Beverly Stockholder:

With Beverly Enterprises' 1995 annual meeting less than two weeks away, I urge you to support your Board and management by voting now in favor of the three proposals on the enclosed proxy card. It is important that you send in this card even if you have already voted or plan to attend the meeting on May 18 in Fort Smith.

You may have received correspondence from the Food and Allied Service Trades Department ("FAST"), an arm of the AFL-CIO. While FAST pretends to be concerned about corporate governance, you should be aware that its real motivation is to continue its 13-year harassment campaign against Beverly. That campaign is aimed at forcing Beverly to recognize two AFL-CIO unions without a secret ballot election and to impede Beverly's basic right to communicate to its employees on the subject of union representation.

We believe that the Stockholder Rights Plan proposal in the proxy serves your best interests by protecting stockholders against abusive takeover tactics.
You should also be aware that the plan was recently recommended for shareholder approval by Institutional Shareholder Services (ISS), a well-respected independent advisor to institutional pension funds.

In making its recommendation, ISS said: "[A]lthough there is a growing body of evidence that demonstrates the conflicting relationship between poison pills and shareholder value, we believe Beverly has eliminated to a sufficient degree the negative aspects of poison pills. We also support management's responsiveness to the concerns raised by shareholders."

Your Board urges you to vote for the three proposals on the enclosed proxy card. Please do not support the AFL-CIO in its harassment campaign against your Company by following their recommendations.

Thank you very much.


David R. Banks
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If your shares of Common Stock are held in the name of a bank or brokerage firm, only that firm can execute a proxy card on your behalf. Please contact the person responsible for your account and give instructions for a BLUE STRIPED PROXY CARD to be voted FOR Items 1 through 3.

               If you have questions or need assistance in voting
            your shares, please contact the firm assisting us in the
                            solicitation of proxies:

                            GEORGESON & COMPANY INC.
                               WALL STREET PLAZA
                           NEW YORK, NEW YORK  10005

                           TOLL FREE:  1-800-223-2064
                       COLLECT IN NEW YORK:  212-509-6240

/  /
     Your Board of Directors recommends a vote FOR approval of proposals 1, 2, and 3.

1. ELECTION OF DIRECTORS: Beryl F. Anthony, Jr., David R. Banks, James R. Greene, Edith E. Holiday, Jon E.M. Jacoby, Risa J. LaVizzo-Mourey, M.D., Louis W. Menk, Marilyn R. Seymann and Will K. Weinstein.

     FOR EACH NOMINEE                    WITHHOLD AUTHORITY
     LISTED ABOVE                        TO VOTE FOR EACH NOMINEE ABOVE


(INSTRUCTION: To withhold authority to vote for any individual nominee or nominees, write that name or names on the space provided below.)


________________________________________________________________________________
If any nominee named above declines or is unable to serve as a director, the persons named as proxies, and each of them shall have full discretion to vote for any other person who may be nominated.

                                   APPROVAL     DISAPPROVAL        ABSTENTION
                                      OF             OF         WITH RESPECT TO
2. Appointment of Ernst & Young
   LLP as Independent Auditors
   for 1995.

                                   APPROVAL     DISAPPROVAL        ABSTENTION
                                      OF             OF         WITH RESPECT TO

3. The Stockholder Rights Plan,
   as amended.


                             NOTE: Please sign exactly as name appears on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                             Dated: _____________________________________, 1995

                             __________________________________________________

                             __________________________________________________
                                         Signature of Stockholder(s)

                             Please sign, date and return today in the enclosed envelope. This Proxy will not be used if you attend the meeting in person and so request.

                             Votes must be indicated (X) in Black or Blue Ink.


Please date, sign and return promptly in the accompanying envelope.




================================================================================
              [Blue Strip Across Top of Front of the Proxy Card]



                           BEVERLY ENTERPRISES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints David R. Banks, Boyd W. Hendrickson and Robert W. Pommerville, each of them, as proxies, each with the power to appoint his substitute, to represent and to vote as designated below, all the shares of common stock of Beverly Enterprises, Inc. held of record by the undersigned on March 20, 1995 at the Annual Meeting of Stockholders to be held on May 18, 1995 and any and all adjournment or postponements thereof.

   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any and all adjournments or postponements thereof. This Proxy when properly executed will be voted in the manner directed herein by the undersigned. If no specification is made, the Proxy will be voted FOR the election of the directo rs named in the Proxy Statement; FOR the appointment of Ernst & Young LLP as independent auditors for 1995; and FOR the approval of the Stockholder Rights Plan, as amended.


                     (Continued and to be signed and dated on the reverse side.)

                          BEVERLY ENTERPRISES, INC.

     RE: 1995 ANNUAL MEETING OF STOCKHOLDERS OF BEVERLY ENTERPRISES, INC.

Dear Stockholder:

Please accept our thanks for sending in your proxy card for the Annual Meeting of Stockholders of Beverly Enterprises, Inc. to be held on May 18, 1995.

To avoid the possibility of the validity of your proxy being challenged or disqualified for the reasons(s) indicated below, we are requesting that you sign, date and mail the enclosed proxy card with the correction indicated below in the self-addressed envelope provided for your convenience. This proxy card will automatically revoke any previous proxy.

[ ] YOUR PREVIOUS PROXY WAS UNSIGNED. If signing as attorney, executor, administrator, personal representative of the estate, corporate officer, partner, trustee, custodian or guardian, please sign and give your full title as such.

[ ] YOUR PREVIOUS PROXY WAS UNDATED. Please sign and date to conform to the name shown on the proxy.

[ ] YOUR PREVIOUS PROXY OMITTED YOUR TITLE OR AUTHORITY. If signing as attorney, executor, administrator, personal representative of the estate, corporate officer, partner, trustee, custodian or guardian, please sign and give your full title as such.

[ ] YOUR PREVIOUS PROXY, AS SIGNED, DID NOT CONFORM TO THE NAME SHOWN ON THE PROXY. Please date and sign this proxy exactly as the registration appears on the proxy card, including your full title if signing other than in an individual capacity.

[ ] YOUR PREVIOUS PROXY, AS MARKED, DID NOT CLEARLY SPECIFY YOUR INSTRUCTIONS. Please sign, date and clearly mark your proxy.

[ ]      OTHER _________________________________________________________________
         _______________________________________________________________________

Your proxy will be voted as directed. In the absence of directions, your proxy will be voted FOR Beverly Enterprises, Inc.'s nominees for election to the board, FOR the Appointment of Independent Auditors and FOR the Approval of the Stockholder Rights Plan.

Since time is of the essence, we would greatly appreciate your signing, dating and mailing this proxy card as soon as possible. Please mail it in the envelope provided for your convenience. Once again, we appreciate your support.


Sincerely,


Beverly Enterprises, Inc.